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                                                                   EXHIBIT 10.35

                                OPTION AGREEMENT

         THIS OPTION AGREEMENT (this "Agreement") is made as of this 22nd day of March, 1995, by and between the Investors listed on the attached Exhibit A (the "Investors") and DOUGLAS B. HAUFF, the President of the Corporation ("Hauff").

                                    RECITALS

         A. The Investors and Hauff are parties to that certain Stock Purchase Agreement dated March 14, 1994 (the "Stock Purchase Agreement") pursuant to which the Investors are purchasing from Gargoyles, Inc., a Washington corporation (the "Corporation") 600,000 shares of the Corporation's Common Stock.

         B. Hauff is the President of the Corporation, and in connection with the transactions contemplated by the Stock Purchase Agreement and subject to the terms and conditions set forth herein, the Investors desire to grant to Hauff an option to purchase 25,000 shares of the common stock purchased by the Investors from the Corporation.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the parties hereto hereby agree as follows:

1.       GRANT OF OPTION

         Subject to the terms and conditions of this Agreement, each Investor grants to Hauff the option to purchase the number of shares of common stock of the Corporation owned by such Investor set opposite such Investor's name on the attached Exhibit A for a purchase price of Twenty-Five Dollars ($25.00) per share (the "Option").

2.       VESTING; MATURITY

         The Option shall vest and shall be exercisable in full by Hauff on the third (3rd) anniversary of the date of this Agreement, and the Option must be exercised by Hauff, if at all, on or before the seventh (7th) anniversary of the date of this Agreement. Unless terminated earlier under the provisions of
Section 5 hereof, the Option and all rights of Hauff in any unexercised shares shall terminate as of the seventh (7th ) anniversary of the date of this Agreement.
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3.       EXERCISE

         Subject to the vesting date set forth above, the Option may be exercised in whole or in part at any time and from time to time; provided, however, that no fewer than 1000 shares may be purchased upon any exercise hereunder. An Option shall be exercised by delivery to the Investors of written notice of the number of shares with respect to which the Option is exercised, together with payment of the exercise price. The exercise price shall be paid in cash, by wire transfer into an account specified by Burns, or by bank certified or cashier's check. Upon receipt of the exercise price, each of the Investors shall deliver to Hauff stock certificates representing the shares exercised, duly endorsed in blank or accompanied by stock powers duly executed by each such Investor. If Hauff exercises less than all of the shares subject to the Option at any one time, then each Investor shall deliver to Hauff shares equal in number to the total shares owned by such Investor multiplied by a fraction, the numerator of which is the total number of shares exercised by Hauff at any one time and the denominator of which is the total number of shares owned by all the Investors which are then subject to the Option.

4.       RIGHTS NOT TRANSFERABLE

         The Option and the other rights and privileges conferred hereby many not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempt to transfer the Option contrary to the provisions of this Section 4 shall be void.

5.       EFFECT OF SALE OF CORPORATION OR TERMINATION OF EMPLOYMENT UPON OPTION

         5.1      SALE OF CORPORATION; IPO

         If substantially all the assets or stock of the Corporation is sold, including through a merger or exchange of securities, at a price equivalent to at least US $25.00 per share, or if the Corporation issues securities through an underwritten public offering at a price per share of at least US $30.00, then on the date of such sale transaction or on the date of the closing of the public offering, as the case may be, the Option shall become fully vested and exercisable as of such date.

         5.2      TERMINATION OF HAUFF'S EMPLOYMENT

         If Hauff's employment with the Corporation is terminated for any reason, including Hauff's voluntary resignation, Hauff's resignation for good reason,


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termination by the Corporation with or without cause, or by reason of the death or disability of Hauff, then Hauff's right to exercise any portion of the Option not yet vested and exercisable shall automatically terminate as of the termination date of Hauff's employment. For purposes of this Section, the term "disability" shall mean that Hauff is unable to perform his duties as proscribed by the Corporation by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a period of not less than 90 days. Determination of whether Hauff is disabled shall be made in good faith by the Board of Directors of the Corporation on the basis of medical evidence provided by Hauff's physician and, if the Corporation and Hauff disagree, a physician chosen by the Board of Directors.

6.       EXERCISE UPON TERMINATION OR SALE

         Hauff's right to exercise that portion of the Option vested and exercisable as of any employment termination date or sale date shall be as follows:

         6.1      EXERCISE UPON SALE OR IPO

         If substantially all the assets or stock of the Corporation is sold or if the Corporation's securities are issued in an underwritten public offering, Hauff may exercise his option no later than the date of the closing of the sale or of the closing of the public offering. If Hauff fails to exercise the vested portion of the Option on or before such date, the Option and his rights hereunder shall terminate.

         6.2      EXERCISE UPON TERMINATION FOR REASONS OTHER THAN DEATH OR
                  DISABILITY

         If Hauff's employment with the Corporation ceases for any reason other than his death or disability, Hauff may exercise that portion of the Option which is exercisable as of his termination date at any time during the three month period following such termination date. If Hauff fails to exercise the vested portion of the Option during such three-month period, the Option and his rights hereunder shall terminate.

         6.3      EXERCISE UPON TERMINATION FOR DEATH OR DISABILITY

         If Hauff's employment with the Corporation ceases for reason of his death or disability, Hauff or his personal representative, as the case may be, may exercise the portion of the Option which is exercisable as of his termination date at any time during the twelve month period following such termination. If either Hauff or his


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personal representative fails to exercise the vested portion of the Option during the twelve-month period, the Option and his rights hereunder shall terminate.

7.       WITHHOLDING TAX REQUIREMENT

         The Investors shall have the right to retain and withhold from any transfer of stock under this Agreement shares of stock equal in value to the amount of taxes required by any governmental authority to be withheld or otherwise deducted and paid with respect to such transfer. At their discretion, each Investor may require Hauff to reimburse such Investor for any such taxes required to be withheld by such Investor and may withhold any stock transfer in whole or in part until such Investor is so reimbursed.

8.       ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

         The aggregate number and class of shares subject to the Option and the exercise price per share thereof shall be proportionately adjusted for any increase or decrease in the number of issued shares of common stock of the Corporation resulting from a split-up or consolidation of shares or any like capital adjustment, or the payment of any stock dividend.

9.       SECURITIES REGULATION; ENDORSEMENT ON STOCK CERTIFICATES

         As a condition to the exercise of the Option, an Investor may require Hauff to represent and warrant at the time of any such exercise that the shares are being purchased by Hauff only for investment and without any present intention to sell or distribute such shares. Hauff acknowledges that all certificates representing the common stock purchased pursuant to the Option will contain an endorsement which will state: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, THE SECURITIES ACT OF WASHINGTON, OR THE SECURITIES ACT OF ANY OTHER STATE. THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE APPROPRIATE ACT, OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF SECURITIES THAT AN EXEMPTION UNDER THE ACT IS AVAILABLE AND THAT SUCH REGISTRATION IS NOT REQUIRED.

10.      NO STATUS AS SHAREHOLDER

         Hauff shall have no rights or privileges of a shareholder of the Corporation with respect to any of the shares transferable upon the exercise of the Option unless and until such Option has been exercised.


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11.      CONTINUATION OF EMPLOYMENT

         Nothing in this Agreement shall confer upon Hauff any right to continue in the employ of the Corporation, or to interfere in any way with the right of the Corporation to terminate his employment at any time.

12.      ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

         The aggregate number and class of shares for which the Option is granted under this Agreement and the exercise price per share thereof (but not the total price), and each such option, shall all be proportionately adjusted for any increase or decrease in the number of issued shares of common stock of the Corporation subject to the Option resulting from a split-up or consolidation of shares or any like capital adjustment, or the payment of any stock dividend.

13.      GOVERNING LAW

         This Agreement shall be governed by the internal law of the state of Washington as to all matters, including but not limited to matters of validity, construction, effect and performance.

14.      TERMS OF ORIGINAL OPTION AGREEMENT

         This Agreement amends and restates all agreements of the parties related to the Option, and all provisions of the Option Agreement related to the Option shall be of no further force or effect.

15.      COUNTERPARTS

         This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


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         IN WITNESS WHEREOF, the parties hereto have executed this Option
Agreement as the date first above written.

                                                 /s/  Douglas B. Hauff
                                            ------------------------------------
                                            Douglas B. Hauff



                                            TRILLIUM CORPORATION


                                            By:      /s/  Erik J. Anderson
                                                --------------------------------
                                            Its: Erik Anderson, Co-President



                                                 /s/  Gary Waterman
                                            ------------------------------------
                                            Gary Waterman



                                            THE ART KERN REVOCABLE TRUST
                                            U/A DATED DECEMBER 7, 1992


                                            By:      /s/  Arthur H. Kern
                                                --------------------------------
                                            Its:  Arthur H. Kern, Trustee



                                                 /s/  Bruce Hosford
                                            ------------------------------------
                                            Bruce Hosford


                                                 /s/  Tim Buckley
                                            ------------------------------------
                                            Tim Buckley


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                                                 /s/  Allen Shoup
                                            ------------------------------------
                                            Allen Shoup



                                                 /s/  Robert E. Manne
                                            ------------------------------------
                                            Robert E. Manne



                                                 /s/  Stan Walderhaug
                                            ------------------------------------
                                            Stan Walderhaug



                                                 /s/  Peter von Reichbauer
                                            ------------------------------------
                                            Peter von Reichbauer



                                                 /s/  Steve Kingma
                                            ------------------------------------
                                            Steve Kingma



                                                 /s/  David Jobe
                                            ------------------------------------
                                            David Jobe



                                                 /s/  Tom Johnson
                                            ------------------------------------
                                            Tom Johnson



                                                 /s/  Gary Gigot
                                            ------------------------------------
                                            Gary Gigot



                                                 /s/  John C. Rudolf
                                            ------------------------------------
                                            John C. Rudolf



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                                    EXHIBIT A

                                    INVESTORS

Trillium Corporation

Gary Waterman

Arthur Kern, Trustee of the Art Kern Revocable Trust u/a dated December 7, 1992

John Rudolf

Bruce Hosford

Tim Buckley

Allen Shoup

Stan Walderhaug

Peter von Reichbauer

Steve Kingma

David Jobe

Tom Johnson

Robert E. Manne

Gary Gigot




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